UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 15, 2015
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
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Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
---------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

This is the first page of a 3 page document.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On April 15, 2015 the Board of Directors of John Wiley & Sons, Inc. (the “Company”) announced that President and CEO Stephen M. Smith has declared his intention to retire due to previously-disclosed medical reasons, effective June 1, 2015.

Also on April 15, 2015, the Board announced that Executive Vice President and Chief Operating Officer Mark Allin, age 53, will succeed Mr. Smith as the Company’s 12th President and CEO.   On April 9, 2015, the Executive Compensation and Development Committee of the Company approved an Employment Agreement for Mr. Allin, in connection with his being appointed President and CEO of the Company. The terms of the Employment Agreement include the following:

•	A base salary of $750,000;
•	an annual target incentive of 110% of base salary;
•
a one-time grant of 20,000 restricted performance share units with 50% of such units to payout in restricted shares based on the FY16-18 performance cycle and 50% to payout in restricted shares based on Mr. Allin’s  employment at the Company at the time of payout.   The restricted shares will vest in two equal installments on the fourth and fifth anniversary of the grant;

•
an annual equity grant under the Company’s 2014 Executive Long Term Incentive Plan (ELTIP) for Fiscal Year 2016 equal to a value of $1,700,000 consisting of restricted performance share units, stock options and restricted share units in June 2015 covering the FY2016-18 performance cycle;

•
a taxable relocation allowance of $240,000 payable in monthly installments through May 2016 to be applied toward family travel and dual living expenses between the United Kingdom, where Mr. Allin currently resides, and the United States, where the Company is headquartered; and

•
continued eligibility to participate in the employee benefit plans that the Company customarily makes available to senior executives, including participation in the Company’s defined contribution retirement plans, medical and dental plans, and severance plans.

The foregoing description of the Employment Agreement is subject to, and qualified in its entirety by, the Employment Agreement.

A copy of the Employment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in its entirety herein.

A copy of the press release announcing the appointment of Mr. Allin as President and Chief Executive Officer and Mr. Smith’s pending retirement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Gary M. Rinck
Gary M. Rinck
Executive Vice President and
General Counsel

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Executive Vice President and
Chief Financial Officer

Dated: April 15, 2015